UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 15, 2004 (November 12, 2004)

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction)	0-20310 (Commission File Number)	75-2379388 (IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana (Address of principal executive offices)	70058 (Zip Code)

(504) 362-4321

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 12, 2004, the Board of Directors of Superior Energy Services, Inc. (the "Company") appointed Kenneth L. Blanchard, 55, as President. Mr. Blanchard has also served as the Company's Chief Operating Officer since June 2002 and served as a Vice President from December 1995 to the date of his appointment as President. Terence E. Hall, who previously served as President, will continue to serve as the Company's Chief Executive Officer and Chairman of the Board.

Mr. Blanchard's current employment agreement has a term that expires on July 31, 2005 pursuant to which he receives an annual base salary of $300,000. The term is automatically renewed for an additional year on each December 31 unless the Company or Mr. Blanchard give prior written notice that the term will not be extended. Mr. Blanchard is also eligible to earn an annual incentive bonus based upon the achievement of performance objectives determined by the Compensation Committee of the Company's Board of Directors. Mr. Blanchard's employment agreement also contains non-competition and other provisions intended to protect the Company's interests in the event that he ceases to be employed.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

On November 12, 2004, the Company's Board of Directors approved an amendment to Section 7.5 of the Company's Amended and Restated Bylaws to provide that the Chairman of the Board is considered an officer of the company and to further outline his duties and responsibilities.

Item 7.01	Regulation FD Disclosure.

On November 15, 2004, the Company issued a press release announcing the appointment of Kenneth L. Blanchard as President. The press release is included as Exhibit 99.1 to this report, and the description of the press release is qualified in its entirety by reference to such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

	3.1	Amended and Restated Bylaws of the Company, as amended on November 12, 2004

	10.1	Letter Agreement dated November 12, 2004 between the Company and Terence E. Hall

	99.1	Press Release issued by the Company on November 12, 2004 regarding the appointment of Kenneth L. Blanchard as President*

	*	We are furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The press release, attached hereto as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated:    November 15, 2004